 POWER OF ATTORNEY

 For Executing Forms 3, 4 and 5

 Know all by these presents that the undersigned hereby constitutes and appoints Susan F. Marrinan,

Kenneth V. Hallett and Ryan Morrison signing singly as true and lawful attorney-in-fact to:

 (1) execute for and on behalf of the undersigned in the undersigned's capacity as a director and/or officer of Snap-on Incorporated (the "Company"), Forms 3, 4 or 5 in accordance with Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder;

 (2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete the execution of any such Form 3, 4 or 5 and the timely filing of such form with the United States Securities and Exchange Commission and any

other authority; and

 (3) take any other action of any type whatsoever in connection with the foregoing which, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in his discretion.

 The undersigned hereby grants to such attorney-in-fact full power and authority to do and perform all and every act and thing whatsoever requisite, necessary and proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such attorney-in-fact might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  The undersigned acknowledges that the foregoing attorney-in-fact is serving in such capacity at the request of the undersigned and are not assuming any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.

 This power of attorney shall be valid until the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in Company securities, unless expressly revoked before that time.

 IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 21st day of February, 2006.

          /s/ Constance R. Johnsen

       Constance R. Johnsen

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